Finance Income and Expenses	6 Months Ended
Jun. 30, 2020
Finance Income and Expenses
Financial Income and Expenses

Note 4 – Financial Income and Expenses

	6 Months Ended	6 Months Ended
	June 30, 2020	June 30, 2019
(DKK million)

Financial income:
Interest and other financial income	83	45
Realized and unrealized gains on marketable securities, net	—	27
Realized and unrealized exchange rate gains, net	36	26

Total financial income	119	98

Financial expenses:
Interest and other financial expenses	4	4
Realized and unrealized losses on marketable securities, net	1	—

Total financial expenses	5	4

Net financial items	114	94

Interest and other financial income of DKK 83 million in the first half of 2020 compared to DKK 45 million in the first half of 2019 increased due to a higher cash position in the first half of 2020 as compared to the first half of 2019.